IAE PROPRIETARY INFORMATION

Exhibit 10.33
IAE International Aero Engines AG
400 Main Street
East Hartford, CT 06108 USA

March 10, 2011

Mr. David Bradford
Vice President and Controller
Spirit Airlines
2800 Executive Way
Miramar, FL  33025

Subject:	Side Letter Agreement No. 6 to the V2500-A5 Fleet Hour Agreement between IAE International Aero Engines AG and Spirit Airlines, Inc. dated April 11, 2005

Ladies and Gentlemen:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such contract being hereinafter referred to as the "Contract." Unless expressly stated to the contrary, capitalized terms used in this Side Letter Agreement No. 6 (“SLA 6”) shall have the same meaning given to them in the Contract.
WHEREAS,

i)	Spirit and IAE are in discussions to restructure the Contract, from a fifteen year period of cover to a ***** period of cover (“Restructured FHA”);

ii)	The amounts invoiced by IAE to Spirit for Restoration Shop Visits under the Restructured FHA may differ from the amounts invoiced under the Contract;

iii)
Spirit has requested and IAE has agreed to reconcile the invoiced amounts for Restoration Shop Visits under the Contract to the amounts that would have been invoiced under the Restructured FHA in accordance with terms herein; and

iv)	Spirit and IAE (collectively, the “Parties” and each a “Party”) hereby agree to the terms set forth below in order to memorialize this agreement.

1.	Reconciliation of Restoration Shop Visit Invoices

1.1
Subject to the Parties executing the Restructured FHA no later than the 31st of May 2011, the Parties agree to reconcile the difference between the invoiced amounts for Restoration Shop Visits under the Contract (the “Contract Amounts”) and the amounts that would have been invoiced using the Restoration Shop Visit invoicing methodology as agreed in the Restructured FHA (the “Restructured FHA Amounts”) for the Restoration Shop Visits listed in Appendix A hereto (the “Reconciliation Shop Visits”).

1.2
For each Reconciliation Shop Visit, if the Contract Amount is greater than the Restructured FHA Amount, then IAE will issue a credit to Spirit for the difference between such amounts (each a “Reconciliation Shop Visit Credit”).

1.2.1	Reconciliation Shop Visit Credits, if any, will be issued to Spirit within ***** of Spirit and IAE executing the Restructured FHA.

1.2.2
Reconciliation Shop Visit Credits may be used to offset Restoration Shop Visit invoices under the Restructured FHA or toward the purchase of V2500 parts or tooling, as may be selected by Spirit in its sole discretion.

1.3	For each Reconciliation Shop Visit, if the Restructured FHA Amount is greater than the

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Contract Amount, then Spirit will make a payment to IAE for the difference between such amounts (each a “Reconciliation Shop Visit Payment”).

1.3.1	Reconciliation Shop Visit Payments, if any, will be made by Spirit to IAE in good funds within ***** of Spirit and IAE executing the Restructured FHA.

1.4
If after the date of this SLA 6, but before the execution of the Restructured FHA, Restoration Shop Visits are performed on other Eligible Engines under the Contract, each such Restoration Shop Visit shall be considered a Reconciliation Shop Visit and shall be eligible for reconciliation in accordance with Clause 1.2 or Clause 1.3 above, as applicable.

1.5	For the avoidance of doubt, the following may not be considered Reconciliation Shop Visits:

1.5.1	Miscellaneous Shop Visits;

1.5.2	Restoration Shop Visits for SL2 Eligible Engines or SL3 Eligible Engines;

1.5.3	shop visits caused by non-negligent FOD; and

1.5.4	shop visits invoiced as Excess Work.
2.    Miscellaneous

2.1
Except as expressly amended by this SLA 6, all provisions of the Contract and any other agreements existing between IAE and Spirit remain in full force and effect and this SLA 6 shall be construed and considered as an integral part of the agreements.

2.2	This SLA 6 is valid for execution until February 28, 2011, and it shall have no force and effect unless signed by both parties on or before that date.

2.3
This SLA 6 shall be construed, performed and enforced in accordance with Connecticut law, even if applicable conflict of laws rules would require application of other laws. In addition, for disputes relating to or arising out of this SLA 6 and the Contract, Spirit hereby consents to personal jurisdiction in the federal and state courts of Connecticut and Spirit waives any arguments or defenses related to personal jurisdiction and the propriety of venue in Connecticut.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	Spirit Airlines, Inc.
/s/ Debarshi Mandal _______________ Name	/s/ David Bradford_ Name
Commercial Manager_______________ Title	VP Treasurer______________________ Title
3/24/11__________________________ Date	3/23/11___________________________ Date

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Appendix A
Reconciliation Shop Visits

ESN	Induction Date	Invoice Dates*	Invoice Number	Invoice Amount	Contract Amount
V11929	05-Feb-2009	26-Jan-2009	FHAI 0902-1	*****	*****
		03-Apr-2009	FHAI 0903-79	*****
V11931	15-Apr-2009	16-Apr-2009	FHAI0905-18	*****	*****
		31-Aug-2009	FHAI 0908-63	*****
V11893	05-Sep-2009	30-Jul-2009	FHAI IN000000248	*****	*****
V12070	15-Nov-2010	15-Nov-2010	FHAI IN000001163	*****	*****
		TBD	TBD	*****
V12442	04-Feb-2011	02-Feb-2011	FHAI IN000001449	*****	*****
		TBD	TBD	*****
* Per Side Letter No. 5 to the Contract, Contract Amounts were invoiced *****.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

IAE International Aero Engines AG
628 Hebron Avenue, Suite 400
Glastonbury, CT 06033 USA

December 21, 2011

Mr. David Lancelot
Chief Financial Officer
Spirit Airlines
2800 Executive Way
Miramar, FL  33025

Subject:	Amendment No. 1 to Side Letter Agreement No. 6 to the V2500-A5 Fleet Hour Agreement between IAE International Aero Engines AG and Spirit Airlines, Inc. dated April 11, 2005 (“Amendment No. 1”)

Ladies and Gentlemen:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such contract being hereinafter referred to as the "Contract." Unless expressly stated to the contrary, capitalized terms used in this Amendment No. 1 shall have the same meaning given to them in the Contract.
This Amendment No. 1 amends Clauses 1.1, 1.2.1, 1.4, and Appendix 1 of Side Letter Agreement No. 6 (“SLA 6”) with respect to the Reconciliation Shop Visits. Capitalized terms used herein that are not otherwise defined shall have the same meaning given to them in SLA 6. In the event of a conflict between the terms and provisions of this Amendment No. 1 and those of SLA 6, this Amendment No. 1 shall govern.

1.	Amendment to Clause 1.1 of SLA 6
Clause 1.1 of SLA 6 is deleted in its entirety and replaced with the following:

“1.1
Subject to IAE receiving Spirit's Board of Directors' written approval of the signed Side Letter No. 7 to the signed V2500 Propulsion System and FHA Proposal dated October 27, 2006 between IAE and Spirit, as amended from time to time, such proposal being hereinafter referred to as the "Proposal", by January 31, 2012, the Parties agree to reconcile the difference between the invoiced amounts for Restoration Shop Visits under the Contract (the “Contract Amounts”) and the amounts that would have been invoiced using the Restoration Shop Visit invoicing methodology as agreed in the Restructured FHA (the “Restructured FHA Amounts”) for the Restoration Shop Visits listed in Appendix A hereto (the “Reconciliation Shop Visits”).”

2.	Amendment to Clause 1.2.1 of SLA 6
Clause 1.2.1 of SLA 6 is deleted in its entirety and replaced with the following:

“1.2.1	***** of Reconciliation Shop Visit Credits, if any, will be issued to Spirit in ***** and the remaining ***** of Reconciliation Shop Visit Credits will be issued to Spirit in *****.”

3.	Amendment to Clause 1.4 of SLA 6
Clause 1.4 of SLA 6 is deleted in its entirety.

4.	Amendment to Appendix A of SLA 6

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IAE PROPRIETARY INFORMATION

The Parties agree that Appendix A to SLA 6, Reconciliation Shop Visits, is hereby deleted in its entirety and replaced with the revised Appendix A attached as Appendix 1 hereto.
5.    Miscellaneous

5.1
Except as expressly amended by this Amendment No. 1, all provisions of the Contract and any other agreements existing between IAE and Spirit remain in full force and effect and this Amendment No. 1 shall be construed and considered as an integral part of the agreements.

5.2	This Amendment No. 1 is valid for execution until December 23, 2011, and it shall have no force and effect unless signed by both parties on or before that date.

5.3
This Amendment No. 1 shall be construed, performed and enforced in accordance with Connecticut law, even if applicable conflict of laws rules would require application of other laws. In addition, for disputes relating to or arising out of this Amendment No. 1 and the Contract, Spirit hereby consents to personal jurisdiction in the federal and state courts of Connecticut and Spirit waives any arguments or defenses related to personal jurisdiction and the propriety of venue in Connecticut.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	Spirit Airlines, Inc.
/s/ William Gorton_________________ Name	/s/ B. Ben Baldanza_______________ Name
Commercial Director_______________ Title	President & CEO__________________ Title
December 22, 2011________________ Date	12-22-11_________________________ Date

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

ATTACHMENT 1

Appendix A
Reconciliation Shop Visits

ESN	Induction Date	Invoice Dates*	Contract Amount	New FHA Amount	Reconciliation Shop Visit Credit
V11929	05-Feb-2009	26-Jan-2009	*****	*****	*****
03-Apr-2009
V11931	15-Apr-2009	16-Apr-2009	*****	*****	*****
31-Aug-2009
V11893	05-Sep-2009	30-Jul-2009	*****	*****	*****
V12070	15-Nov-2010	15-Nov-2010	*****	*****	*****
13-Apr-2011
V12442	04-Feb-2011	02-Feb-2011	*****	*****	*****
14-Jun-2011
V12072	04-Jul-2011	15-Nov-2010	*****	*****	*****
30-Jun-2011
V11946	09-Jun-2011	02-Feb-2011	*****	*****	*****
31-Aug-2011
V11950	12-Aug-2011	15-Nov-2010	*****	*****	*****

V11942	15-Aug-2011	02-Feb-2011	*****	*****	*****

				Total	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.